Exhibit 99.2

First Horizon Announces Acquisition of Capital Bank May 4, 2017

Disclaimer

Forward-Looking Statements

This presentation contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to our beliefs, plans, goals, expectations, and estimates. Forward-looking statements are not a representation of historical information, but instead pertain to future operations, strategies, financial results or other developments. The words "believe," "expect," "anticipate," "intend," "estimate," "should," "is likely," "will," "going forward," and other expressions that indicate future events and trends identify forward-looking statements.

Forward-looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, operational, economic and competitive uncertainties and contingencies, many of which are beyond the control of First Horizon and Capital Bank, and many of which, with respect to future business decisions and actions, are subject to change. Examples of uncertainties and contingencies include, among other important factors: global, general, and local economic and business conditions, including economic recession or depression; expectations of and actual timing and amount of interest rate movements, including the slope and shape of the yield curve, which can have a significant impact on a financial services institution; market and monetary fluctuations, including fluctuations in mortgage markets; inflation or deflation; customer, investor, competitor, regulatory, and legislative responses to any or all of these conditions; demand for First Horizon's and Capital Bank's product offerings; the actions of the Securities and Exchange Commission (SEC), the Financial Accounting Standards Board (FASB), the Office of the Comptroller of the Currency (OCC), the Board of Governors of the Federal Reserve System (Federal Reserve), the Federal Deposit Insurance Corporation (FDIC), the Financial Industry Regulatory Authority (FINRA), the U.S. Department of the Treasury (Treasury), the Municipal Securities Rulemaking Board (MSRB), the Consumer Financial Protection Bureau (CFPB), the Financial Stability Oversight Council (Council), the Public Company Accounting Oversight Board (PCAOB), and other regulators and agencies, including in connection with the regulatory approval process associated with the merger; pending, threatened, or possible future regulatory, administrative, and judicial outcomes, actions, and proceedings; current or future Executive orders; changes in laws and regulations applicable to First Horizon and Capital Bank; the possibility that the proposed transaction will not close when expected or at all because required regulatory, shareholder or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all; the possibility that the anticipated benefits of the transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where First Horizon and Capital Bank do business; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management's attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; First Horizon's and Capital Bank's success in executing their respective business plans and strategies and managing the risks involved in the foregoing; and other factors that may affect future results of First Horizon and Capital Bank.

Additional factors that could cause results to differ materially from those contemplated by forward-looking statements can be found in First Horizon's Annual Report on Form 10-K for the year ended December 31, 2016 and in its subsequent Quarterly Reports on Form 10-Q filed with the SEC and available in the "Investor Relations" section of First Horizon's website, http://www.firsthorizon.com, under the heading "SEC Filings" and in other documents First Horizon files with the SEC, and in Capital Bank's Annual Report on Form 10-K for the year ended December 31, 2016 and in its subsequent Quarterly Reports on Form 10-Q, including for the quarter ended March 31, 2017, filed with the SEC and available in the "Investor Relations" section of Capital Bank's website, http://investor.capitalbank-us.com, under the heading "SEC Filings" and in other documents Capital Bank files with the SEC.

Important Other Information

In connection with the proposed transaction, First Horizon will file with the SEC a Registration Statement on Form S-4 that will include a Joint Proxy Statement of First Horizon and Capital Bank and a Prospectus of First Horizon, as well as other relevant documents concerning the proposed transaction. The proposed transaction involving First Horizon and Capital Bank will be submitted to First Horizon's shareholders and Capital Bank's stockholders for their consideration. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. SHAREHOLDERS OF FIRST HORIZON AND STOCKHOLDERS OF Capital Bank ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain a free copy of the definitive joint proxy statement/prospectus, as well as other filings containing information about First Horizon and Capital Bank, without charge, at the SEC's website (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to Clyde A Billings, Jr., First Horizon National Corporation, 165 Madison, 8th Floor, Memphis, TN 38103, telephone 901.523.5679, or Kenneth A. Posner, 1345 Avenue of the Americas, Suite 2-087, New York, NY, 10105, telephone 212.399.4020.

Participants in the Solicitation

First Horizon, Capital Bank, and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding First Horizon's directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on March 13, 2017, and certain of its Current Reports on Form 8-K. Information regarding Capital Bank's directors and executive officers is available in its definitive proxy statement, which was filed with SEC on April 28, 2017, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC. Free copies of this document may be obtained as described in the preceding paragraph.

If you need further information, please contact:

First Horizon	Capital Bank
Aarti Bowman, Investor Relations	Ken Posner, Investor Relations
901-523-4017; aagoorha@firsthorizon.com	212-399-4020; kposner@cbfcorp.com

FIRST HORIZON NATIONAL CORPORATION

2

First Horizon Announces Acquisition of Capital Bank

Acquisition of a High-Performing $10 billion Commercial Bank Consistent with M&A Strategy

Strategically Compelling	▪ **Enhances presence in the high growth Carolinas and Florida markets** ▫ Strong operations in Raleigh, Charlotte and Greensboro ▫ Significant opportunity for increased deposit gathering capabilities in Florida ▪ **4th largest Southeast regional bank, with ~$40 billion in pro forma assets** ▫ Adds scale to provide compelling platform for growth ▫ Optimizes First Horizon's existing operating capabilities ▪ **Accelerates realization of Bonefish financial targets (1)** ▫ Improves return, profitability and efficiency ratio profile
Financially Attractive	▪ **Attractive financial metrics and disciplined pricing** ▫ Low premium deal and attractive deployment of excess capital ▪ **Clearly identified cost savings potential** ▫ ~20% of branches within 2-mile radius ▫ ~6% combined cost savings (~30% of Capital Bank expense base)
Comprehensive Due Diligence	▪ **Extensive diligence process with 80+ employees across both firms over a two month period** ▫ Strong underwriting standards and process ▫ High quality and attractive lending relationships ▫ Thorough review of compliance, legal and regulatory functions ▪ **Leveraging combined integration expertise** ▫ Integration planning and readiness underway

FIRST HORIZON NATIONAL CORPORATION

[1] Please refer to page 17.

3

First Horizon Announces Acquisition of Capital Bank

Attractive Financial Metrics & Disciplined Pricing

Transaction Consideration	▪ $40.84 per Capital Bank share; aggregate consideration of $2.2 billion [(1)] ▪ Fixed exchange ratio of 1.75x and $7.90 per Capital Bank share in cash; approximately 80% stock / 20% cash consideration mix [(1)] ▪ Cash consideration funded by pro forma internal liquidity sources
Key Pricing Ratios	▪ 2.0x Price / TBV per share (reported as of March 31, 2017) [(2)] ▪ 19.1x Price / 2018E EPS [(3)]
Financial Impact	▪ 8% accretion to EPS, fully phased-in for cost savings ▪ 2.2 year incremental / 4.9 year crossover earnback; TBVPS dilution of 9.5% ▪ IRR 15%+
Board Seats	▪ Two Capital Bank Board members to join First Horizon Board ▪ Including Capital Bank CEO Gene Taylor, who will become Vice Chairman of First Horizon
Approvals & Estimated Closing	▪ Subject to customary regulatory and shareholder vote approvals ▪ Certain Capital Bank shareholders have signed shareholder support agreements ▪ Target closing in Q4 2017

FIRST HORIZON NATIONAL CORPORATION

[1] Based on market closing price as of May 3, 2017 and fully diluted shares.
[2] Capital Bank's Reported TBV per share of $20.29.
[3] 2018E EPS reflect estimates.

4

Strategically and Financially Compelling Combination

Consistent with Our M&A Goals

Transaction Highlights

Accelerates Bonefish
- Multiyear acceleration in achieving Bonefish targets
- Attractive return on capital deployed versus alternatives

Attractive Markets
- Further strengthens footprint in Southeast markets that are wealthier and faster growing

Adds Scale
- ~$40bn pro forma assets enhances competitive position
- Leverages existing infrastructure

Strengthens Business Mix
- 60%+ commercial loans
- 94% core deposit funding [1]

Shared Upside
- Low premium to long-term relative valuations
- Remained disciplined on pricing

Risk Mitigants
- Extensive diligence, clean credit, cost savings modeled and revenue synergies identified

Acceleration of Bonefish Targets

	First Horizon Actual 2016	First Horizon Long-Term Targets	Commentary
ROTCE	10.6%	15.0%+	✓ *Enhances profitability & leverages excess capital*
ROA	0.9%	1.1–1.3%	✓ *Improves core profitability and efficiency*
CET1	9.9%	8.0–9.0%	✓ *Utilizes ~100bps of excess capital*
NIM	2.94%	3.25–3.50%	✓ *Improves net interest margins*
Fee Income / Revenue	43%	New Target: 30-40% [2]	*Changing Bonefish Target to reflect new business mix* *Opportunity to improve Capital Bank's 15% fee income ratio*
Efficiency Ratio	72%	60–65%	✓ *Catalyst for significant efficiency improvement*

FIRST HORIZON NATIONAL CORPORATION

[1] Excludes jumbo time deposits.
[2] Previous Bonefish target of 40-50%.

5

Capital Bank: Proven Success in Transforming Company

Integrated and Built Cohesive Franchise & Culture

Current Company Highlights

- High performing commercial bank situated in attractive Southeast markets
  - ROA of ~1%
  - Generated annual 10% loan growth and 6% deposit growth [2]
- Fully integrated eight acquisitions
  - 5 years of well-executed integration completed
  - Transformed lending and deposit mix
- Strong team with big bank experience across all operational areas, including credit, technology, consumer and finance

Capital Bank Overview [1]

Assets	$10.1 billion
Gross Loans	$7.5 billion
Deposits	$8.1 billion
Common Equity	$1.3 billion

Buy: 2009-2012

- Capitalized with $900mm to acquire troubled banks
- Initial 3 FDIC transactions: acquired $1.4bn of assets
- Followed by 4 traditional acquisitions: acquired $7.3bn of assets

Southern Community: 21 Years Old, Winston-Salem, NC

126 Years Old, Greeneville, TN

CAPITAL BANK: 20 Years Old, Raleigh, NC

TIB: 43 Years Old, Naples, FL

17 Years Old, Spartanburg, SC

TURNBERRY BANK: 32 Years Old, Miami, FL

METROBANK: 33 Years Old, Miami, FL

Build: 2013-2016

- Built common platform and culture
- Reduced CRE and high cost deposits
- Upgraded talent, systems and controls
- Maintained M&A discipline
  - CommunityOne: Charlotte, NC based $2.4bn asset bank; 110 years old

Transformation of Acquired Banks to High-Performing Commercial Bank

Geographic Overview


CBF (193 Branches)

Deposit Overview

State	Branches	Deposits [3] ($bn)	% of Total
NC	95	4.4	56
FL	30	1.6	20
TN	55	1.5	19
SC	12	0.4	5
VA	1	<0.1	<1

FIRST HORIZON NATIONAL CORPORATION

Source: SNL Financial.
[1] Financial data as of March 31, 2017.
[2] Growth based on Q4 2013-Q3 2016; excluding Capital Bank's CommunityOne acquisition.
[3] FDIC data as of June 30, 2016.

6

Enhancing Franchise Value

Strengthens Footprint in Large & Attractive Southeast Markets

2017 – 2022 Projected Population Change by State (%)



3.9%
5.0%
5.8%
6.7%
TN
NC
SC
FL

2017 – 2022 Projected Population Change (%)



5.2%
+7.7%
4.2%
3.9%
3.8%
First Horizon
Capital Bank
Pro Forma(1)
National Average

Pro Forma Footprint In 14 of the Top 20 Southeast MSAs

Capital Bank	First Horizon	#	MSA Name	2017 Population (000s)
✓		1	Miami-Fort Lauderdale-West Palm Beach, FL	6,131
		2	Atlanta-Sandy Springs-Roswell, GA	5,843
		3	Tampa-St. Petersburg-Clearwater, FL	3,053
✓		4	Charlotte-Concord-Gastonia, NC-SC	2,486
		5	Orlando-Kissimmee-Sanford, FL	2,462
✓	✓	6	Nashville-Davidson-Murfreesboro-Franklin, TN	1,882
		7	Virginia Beach-Norfolk-Newport News, VA-NC	1,743
	✓	8	Jacksonville, FL	1,488
	✓	9	Memphis, TN-MS-AR	1,347
✓	✓	10	Raleigh, NC	1,305
	✓	11	Richmond, VA	1,286
		12	Birmingham-Hoover, AL	1,151
✓		13	Greenville-Anderson-Mauldin, SC	892
✓	✓	14	Knoxville, TN	868
✓		15	Columbia, SC	823
✓		16	North Port-Sarasota-Bradenton, FL	788
✓	✓	17	Charleston-North Charleston, SC	769
✓		18	Greensboro-High Point, NC	761
		19	Little Rock-North Little Rock-Conway, AR	738
✓		20	Cape Coral-Fort Myers, FL	721

✓ **Capital Bank Existing MSA** ✓ **First Horizon Existing MSA**

FIRST HORIZON NATIONAL CORPORATION

Source: SNL Financial.
Note: Southeast states include Alabama, Arkansas, Florida, Georgia, Mississippi, North Carolina, South Carolina, Tennessee, Virginia and West Virginia.
[1] Pro forma projected population change calculated as weighted average based on deposits.

7

Compelling Value Proposition

Unique Combination of Big Bank Capabilities with Community Bank Look & Feel

Top 20 Southeast Regional Banks [1]

Rank	Name	Total Assets ($Bn)	Total Deposits ($Bn)
1	BB&T	221	161
2	SunTrust	206	163
3	Regions	125	99
4	**First Horizon Pro Forma**	**40**	**32**
4	First Citizens	34	29
5	Synovus	31	25
6	**First Horizon**	**30**	**24**
7	BankUnited	28	20
8	IBERIABANK [2]	28	22
9	Hancock [2]	27	22
10	Pinnacle [2]	19	16
11	Bank of the Ozarks	19	16
12	United Bankshares [2]	19	15
13	BancorpSouth [2]	17	14
14	Arvest	17	14
15	South State [2]	14	12
16	Home BancShares [2]	14	10
17	Trustmark	13	10
18	United Community [2]	11	9
19	**Capital Bank**	**10**	**8**
20	WesBanco	10	7

Enhancing First Horizon's Franchise in High Growth Markets [3]



TN

Total Deposits: $21.3bn
Total Branches: 208

- Enhances #1 leadership position in Tennessee
  - Integrate Middle and East Tennessee into existing First Horizon operations
  - Further expansion in Nashville, TN with $4bn in pro forma deposits
  - Entry into Clarksville, TN with $89mm in total deposits and 5 branches
- Significant branch optimization opportunities



NC
SC

Total Deposits: $5.3bn
Total Branches: 115

- Significantly enhances Carolina footprint
  - Raleigh MSA – Ranked 7th with $1.4bn of deposits and 16 branches [4]; currently ranked 14th
  - Charlotte MSA – Ranked 9th with $674mm of deposits and 15 branches
  - Greensboro MSA – Ranked 8th with $519mm of deposits and 12 branches
- Deploy metro / community market strategy



FL

First Horizon Branch
Capital Bank Branch

Total Deposits: $1.6bn
Total Branches: 31

- Capital Bank operates 30 branches with $1.6bn in total deposits throughout Florida, with the majority of its branch network concentrated in Key West, Miami and Cape Coral
  - Ranked #2 in Key West MSA with 9 branches and $498mm in deposits
- South Florida deposit market size of $280bn
  - 2x existing total Tennessee deposit market ($138bn)

Note: SNL Financial.
(1) Southeast states include Alabama, Arkansas, Florida, Georgia, Louisiana, Mississippi, North Carolina, South Carolina, Tennessee, Virginia, and West Virginia; excludes national banks.
(2) Includes assets and deposits from pending acquisitions.
(3) FDIC data as of June 30, 2016.
(4) Deposit market share reflects pro forma First Horizon / Capital Bank.

FIRST HORIZON NATIONAL CORPORATION

8

9 ▪ First Horizon commercial products sold to Capital Bank clients ▪ Utilize full product suite ▪ Higher lending capacity across Capital Bank footprint ▪ Geographic opportunity from new, high growth markets ▪ Expand treasury management services and clients Enhancing Franchise Value Significant Opportunities to Leverage the Strengths of Both Banks ▪ Increased deposit gathering focus at Capital Bank ▪ Increase branch size - economies of scale ▪ Reduce cost of funds ▪ Private client / wealth management expansion ▪ Leverage mortgage platform Key Products Commercial x x Business Banking x x Asset Based Lending x Loans to Mortgage Co’s x Franchise Finance x Healthcare x Equipment Finance x Treasury Management x Retail x x Credit Cards x x Wealth Management x x Mortgage Banking x x Fixed Income x Brokerage / Securities x Key Focus Areas Complementary Set of Products / Capabilities Commercial Consumer Other Commercial Consumer

Disciplined M&A Process Comprehensive Due Diligence 10 Thorough Due Diligence Process ▪ Comprehensive due diligence process led by broad senior management team ▪ Constructed a detailed bottoms - up five year financial forecast model incorporating assumptions from business due diligence teams ▪ Identified cost savings opportunities ▪ Extensive credit due diligence ▪ Reviewed top 100 commercial relationships, 75%+ of criticized and classified loans, 100% of ORE portfolio and extensive sample of other commercial and consumer loans ▪ Thorough review of all compliance, legal, regulatory and operational functions ▪ First Horizon management and employees have significant integration experience ▪ Successfully completed and integrated 5 transactions since 2013 ▪ First Horizon’s retail operations are efficient and productive ▪ Utilize existing fully scalable technology platform ▪ Diversified balance sheet with pro forma CRE concentration well - below regulatory guidance ▪ Well - capitalized on a pro forma basis Well - Positioned As An Acquiror Compliance Review ▪ Capital Bank’s BSA / AML program is well designed and effective ▪ Diligence findings conclude no material issues related to CRA / Fair Lending ▪ No significant risks or internal control issues or concerns have been identified

Key Transaction Assumptions 11 Cost Savings Revenue Synergies Merger & Integration Costs ▪ Credit mark: Gross credit mark of 1.5% ($115mm pre - tax) and net credit mark of 1.0% ▪ Rate mark: Mark down on loans of 0.4% ($30mm pre - tax) ▪ Remaining Capital Bank accretable yield: Mark up on loans of 0.8% ($59mm pre - tax) ▪ Trust Preferred Securities: Mark up of $59mm pre - tax ▪ Core deposit intangible: 1.5% amortized over 10 years (SOYD) ▪ Expected to be approximately $65mm pre - tax (fully phased - in); ~6% of combined or ~30% of Capital Bank’s core non - interest expense base ▪ Expected to be ~$120mm pre - tax ▪ Expected annual Capital Bank lost revenue / incremental expense of $8mm pre - tax related to crossing $10bn in assets ▪ Revenue enhancements identified but not modeled into pro forma metrics Durbin Amendment Fair Market Value Adjustments

Market Premium / (Discount) (2.9%) Price / TBV per share (reported as of March 31, 2017) 2.0x Price / Capital Bank’s 2018E EPS (2) 19.1x Transaction Financials 12 First Horizon Pro Forma Est. Close As of March 31, 2017 (3) December 31, 2017 (4) TCE / TA 7.3% 6.8% CET 1 Ratio 10.2% 9.0% Tier 1 Leverage 9.3% 8.2% Tier 1 Capital Ratio 11.3% 9.8% Total Risk Based Capital Ratio 12.3% 11.1% Transaction Multiples (1) Financial Impact Capital Ratios 2019E EPS Accretion (Fully Phased - In) 8% IRR 15%+ Tangible Book Value Dilution 9.5% TBV Earnback Period (Crossover) 4.9 years TBV Earnback Period (Incremental) 2.2 years 1 Based on market closing price as of May 3, 2017. 2 2018E EPS reflect estimates. 3 Holding Company capital ratios are estimates; excludes pro forma impact of Coastal Securities acquisition. 4 Assumes no share repurchases prior to close.

Strong Commitment to Our Communities Recognized for Community Investments, Workforce Diversity & Culture 13 ▪ First Tennessee provided 520 community grants totaling ~$9mm through its Foundation and Community Development Fund in 2016 ▪ In 2016, the combined companies provided $965 million in lending and investment activities to support low to moderate income communities ▪ First Tennessee will add $15mm to its existing Community Development Fund to continue its important community initiatives ▪ First Tennessee employees volunteered over 23,000 hours and donated ~$500,000 impacting 1,000+ organizations in 2016 ▪ First Tennessee employees serve as board members of over 130 nonprofit organizations ▪ Partnership with Operation Hope provides free financial education and counseling to youth, adults and small businesses at 11 Hope Inside locations, with an additional 4 planned for 2017 OPERATION HOPE

Strategically and Financially Compelling Combination Attractive Value Proposition for Investors, Customers, Employees, and Communities 14 x Creates unique and compelling franchise with big bank capabilities and community bank look and feel x Accelerates realization of Bonefish targets x Enhances First Horizon’s footprint in faster growing metro markets in the Carolinas and Florida x Leverages First Horizon’s proven business model of delivering strong organic growth and expanding fee income x Financially compelling transaction with strong earnings accretion x Strong pro forma capital generation to support future growth and dividend x Diversifies balance sheet and provides meaningful enhancement to First Horizon’s existing customer base x Proven execution capabilities across both franchises

APPENDIX 15

Pro Forma Loan & Deposit Composition Source: SNL Financial. Financial data per regulatory filings as of December 31, 2016. Note: Jumbo deposits defined as time deposits > $100k. First Horizon Capital Bank Pro Forma First Horizon Capital Bank Pro Forma 1 - 4 Family 30% Inv. CRE & Multi. 17% Owner - Occ. CRE 18% C&D 6% C&I 20% Consumer 6% Other 3% 1 - 4 Family 27% Inv. CRE & Multi. 10% Owner - Occ. CRE 13% C&D 4% C&I 25% Consumer 3% Other 18% 1 - 4 Family 26% Inv. CRE & Multi. 7% Owner - Occ. CRE 11% C&D 3% C&I 28% Consumer 2% Other 24% Yield: 3.81% Balance: $19,702mm Savings & MMDA 48% Demand 25% Retail Time 14% Jumbo Time 13% Savings & MMDA 58% Demand 36% Retail Time 3% Jumbo Time 3% Savings & MMDA 55% Demand 33% Retail Time 6% Jumbo Time 6% Cost: 0.39% Balance: $7,884mm Cost: 0.22% Balance: $22,673mm Cost: 0.26% Balance: $30,557mm Yield: 4.54% Balance: $7,406mm Balance: $27,108 Yield: 4.01% Pro Forma Loan Composition Pro Forma Deposit Composition 16 Loans / Deposits Ratio : 87% Loans / Deposits Ratio : 94% Loans / Deposits Ratio : 89%

17 First Horizon Bonefish Targets Focused on Growing Our Company Selectively and Profitably While Positioning Our Balance Sheet for Sustainable, Higher Returns in the Long Term Risk Adjusted Margin Total Assets Earning Assets Pre-tax Income Tax Rate Annualized Net Charge-Offs 0.20% - 0.60% % Fee Income 30% - 40% Efficiency Ratio 60% - 65% Return on Tangible Common Equity 15%+ Equity / Assets Common Equity Tier 1 8% - 9% Return on Assets 1.10% - 1.30% Net Interest Margin 3.25% - 3.50% 1 Previous Bonefish target of 40 - 50%. (1)